SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               June 16, 1998
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                      (Date of earliest event report)



                           WEYERHAEUSER COMPANY
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            (Exact name of registrant as specified in charter)

       Washington               1-4825               91-0470860
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      (State or other         (Commission          (IRS Employer
      jurisdiction of         File Number)         Identification
      incorporation or                               Number)
      organization)

                         Tacoma, Washington 98477
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                 (Address of principal executive offices)
                                (zip code)

            Registrant's telephone number, including area code:
                              (253) 924-2345















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Item 5.  Other Events

On June 16, 1998, Weyerhaeuser Company issued the following press release:


"FEDERAL WAY, Wash. - Weyerhaeuser Company today said that second quarter earnings are likely to be significantly below current analyst estimates due to the Asian economic slowdown and increased competition from imports.

Weyerhaeuser said the Asian economic situation has weakened demand in Asia for its products while making imports more competitive due to the strength of the U.S. dollar. As a result, the U.S. market is experiencing increased competition as producers find domestic markets for products they would have shipped to Asia and higher levels of imports enter the market. The company also said it experienced higher costs during the quarter from production curtailments taken to balance inventories.

Weyerhaeuser will issue its second quarter earnings on July 14.

Weyerhaeuser Company (NYSE: WY), one of the world's largest integrated forest products companies, was incorporated in 1900. In 1997, it had sales of $11.2 billion and has offices or operations in 12 countries with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities.

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This news release contains statements concerning the company's future results and performance that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts; market demand for the company's products; the effect of forestry, land use, environmental and other governmental regulations; and the risk of losses from fires, floods and other natural disasters. The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates and restrictions on international trade. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings."



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WEYERHAEUSER COMPANY

                                     By:  /s/ Sandy D. McDade
                                          -----------------------------
                                    Its:  Corporate Secretary and
                                          Senior Legal Counsel

Date:  June 17, 1998